8640 Lease 2008

LEASE

THIS LEASE made and entered into on April 4, 2008 by and between EDJ Leasing Co. L.P., a Missouri limited partnership (hereinafter referred to as "Landlord"), and Edward D. Jones Co. L.P., a Missouri limited partnership (hereinafter referred to as "Tenant").

RECITALS:

A. ARIZONA STATE UNIVERSITY RESEARCH PARK, INC., an Arizona non-profit corporation, fka PRICE-ELLIOTT RESEARCH PARK, INC. is the tenant under that certain Ground Lease dated October 8, 1984, as amended (the "**Ground Lease**"), in which the Arizona Board of Regents, for and on behalf of Arizona State University, is landlord, covering land located in Tempe, Arizona, and commonly known as ASU Research Park.

B. Prime Landlord originally leased to Tenant certain land legally described on Exhibit A attached hereto (the "**Phase I Premises**") together with the buildings and all other improvements constructed thereon pursuant to the terms of that certain ASU Research Park Lease (Phase I) effective as of June 1, 2000, as amended to date (the "**Phase I Lease**") which was assigned by Tenant to Landlord pursuant to an Assignment and Assumption of ASU Research Park Lease (Phase I) dated November 26, 2007.

C. Prime Landlord originally leased to Landlord certain land legally described on Exhibit B attached hereto (the "**Phase II Premises**") together with the buildings and other improvements constructed thereon pursuant to the terms of that certain ASU Research Park Lease (Phase II) effective as of December 22, 2004 (the "**Phase II Lease**").

D. Landlord now desires to sublease portions of the Phase I Premises and Phase II Premises and the leasehold estate created thereby to Tenant and Tenant desires to assume and agrees to perform Assignor's obligations under the Phase I Lease and Phase II Lease.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant and Tenant rents from Landlord those certain premises, including the improvements now or hereafter constructed thereon, situated at 8640 South River Parkway and 8610 South River Parkway, Tempe, Arizona 85284, (hereinafter referred to as the "Premises"). Tenant hereby accepts and assumes from Landlord and agrees promptly and faithfully to keep, fulfill, observe, perform and discharge each and every covenant, duty, debt and obligation on Landlord's part to be performed that may accrue or have accrued and is now or

hereafter becomes due or owing under the Phase I Lease and Phase II Lease including, without limitation, the surrender and restoration obligations under Section 39 of the Phase I Lease and the Phase II Lease to the fullest extent applicable to the Premises. In the event of any conflict between the terms and conditions of this Lease and the Phase I Lease and Phase II Lease, the provisions of the Phase I Lease and Phase II Lease shall control. Prime Landlord is an intended third-party beneficiary of the foregoing agreement.

Section 2. Commencement and Ending Date of Term. The term of this Lease shall be for thirteen (13) months commencing on December 1, 2007. The term of this Lease shall end on December 31, 2008.

Section 3. Minimum Rent. Tenant agrees to pay to Landlord at the office of Landlord, or at such other place designated by Landlord without any prior demand thereof and without any deduction or set-off whatsoever, fixed minimum annual rent of Three Million Five Hundred Thirteen Thousand Three Hundred Dollars ($3,513,300.00), based on a total of 125,475 rentable square feet (124,050 rentable square feet at 8640 South River Parkway and 1,425 rentable square feet at 8610 South River Parkway) at $28.00 per square foot per year, payable in advance in equal monthly installments of Two Hundred Ninety Two Thousand Seven Hundred Seventy Five Dollars ($292,775.00). All rents shall be due and payable on the first day of each and every month of said term, with the first payment being due on December 1, 2007.

Section 4. Use of Premises. The Premises may be used as general office and as a data center.

Section 5. Net Lease. This is a "100% net lease", or "net-net-net lease", and Tenant, during the term hereof, is to do all things and make all payments connected with or arising out of any occupation of the Premises or any part hereof, or its appurtenances, appliances and utilities, and under no condition or contingency is Landlord to be called upon to do or perform any act or acts or be subject to any liabilities or responsibilities or to make any payments with respect to the Premises or any part thereof, except as specifically otherwise provided herein, and except that Tenant shall not be required to pay Landlord's income, franchise or excess profits taxes. Tenant agrees that all trash, rubbish, by-products, and products of anyone, including but not limited to tenant, shall be disposed of in accordance with the law, and the disposing of same shall be paid for by tenant.

Section 6. Option to Renew Lease. In the event that Tenant is not in default under any of the terms and conditions or provisions of this Lease, then the parties agree the Tenant shall have the option to renew (hereinafter referred to as the "Option to Renew") the Lease for one (1) additional time period, with the time period being a one-year term. All the terms governing the original Lease shall be applicable to any extension of the original Lease, with the sole exception of the rental amount. The rental amount shall be adjusted to reflect the then prevailing market rate for the same or similar premises. Notice of intent to exercise this Option to Renew shall be given to Landlord in writing not less than three (3) months prior to the expiration of the original Lease term, or any renewal term, as the case may be, otherwise this Option to Renew shall be

deemed to have been conclusively waived by Tenant.

Section 7. Taxes and Assessments.

A. Tenant shall pay as additional rental before delinquency, all real estate taxes, ad valorem taxes, personal property taxes, assessments for public improvements, sewer improvement assessments, sewer charges, and water charges which may be levied or assessed against the Premises during the term of this Lease.

B. Nothing herein contained shall be construed so as to require payment by Tenant of any income, franchise capital stock, excess profits, succession, inheritance, devolution, gift, transfer or estate tax which may be charged, levied or assessed against Landlord or become a lien on the Premises or the rents payable hereunder, but the Landlord at its own expense shall discharge the same so as to keep the Premises free of such liens.

C. Tenant may, at its own cost and expense, can contest by appropriate proceedings the validity or amount of any tax or assessment herein agreed to be paid by Tenant, but Tenant shall first notify Landlord in writing of its intention to make such protest or contest. Tenant shall not in the event of and during the bona fide prosecution of such protest or proceedings be construed as in default with respect to the payment of such taxes or assessments; provided, however, that if any such delay in payment exposes the Premises to sale or execution because of such non-payment, Landlord shall have the right to pay such taxes, at its election, under protest and reserving as fully as possible Tenant's rights hereunder, and Tenant shall, immediately after proof of such payment has been submitted to it, pay to Landlord the amount of any such payment so made by Landlord, together with interest thereon from the date of Landlord's payment to the date of Tenant's reimbursement at the rate of ten percent (10%) per annum. Landlord agrees that any proceedings contesting the amount of validity of taxes or assessments levied against the Premises may be filed or instituted in the name of Tenant or Landlord, as the case may require or permit, and Landlord hereby appoints Tenant as its agent and attorney-in-fact during the term of this Lease to execute and deliver in the name of Landlord any document, instrument or pleading as may be reasonably necessary or required in order to carry on any contest, protest or proceeding contemplated in this paragraph and which does not purport to affect Landlord's fee to the Premises or its interest under this Lease. Should any refund or rebate be made on account of any tax or assessment paid by Tenant, then the amount of such refund or rebate attributable to taxes paid by Tenant shall be paid to Tenant.

D. Landlord shall continue to receive all tax bills and assessment notices pertaining to taxes and assessments referred to in this paragraph. Landlord shall promptly notify Tenant of any tax or assessment notice. From time to time, as requested by Tenant, Landlord shall furnish to Tenant a copy of all receipted tax bills not theretofore furnished to Tenant.

E. As between the parties hereto, Tenant shall have the duty of making and filing all statements or reports which may be required under applicable law in connection with any tax, charge, fee, rate, imposition or assessment referred to in this Section, and Landlord agrees

promptly to forward to Tenant any and all notices of or bills in connection with any such charge, fee, rate, imposition or assessment. If the provisions of any law, rule or regulation at the time in effect shall require such statements or reports to be executed and filed by Landlord or such contest proceedings to be brought by Landlord, Landlord shall, at the request and expense of Tenant, execute and file such proceedings, but Landlord shall not be subject to any liability for the payment of any costs or expenses in connection therewith and Tenant covenants to indemnify and save Landlord harmless from such costs and expenses.

F. Upon the Landlord's request, Tenant shall make advance payment towards its obligation under this section based on the taxes paid for the calendar year prior to the current lease year on the first day of each month concurrently with the payment of rent. If at the end of each calendar year the taxes are greater than the advance payments made by tenants, Tenant shall, within fifteen (15) days following notice from Landlord, remit the difference to Landlord; however, if the advance payments made by Tenant exceed the taxes for that year, Tenant shall receive a credit for the difference to be applied toward its next rental payment.

G. Tenant agrees to pay prior to delinquency, any and all taxes and assessments levied or assessed during the term hereof on or against (a) all furniture, fixtures, equipment, and any other personal property installed or located within the Premises and (b) all alterations, additions, betterments or improvements of whatsoever kind or nature, made by Tenant to the Premises.

Section 8. Signs, Awnings and Canopies.

A. Tenant shall not erect, install or maintain any signs or other advertising or display devices, illuminated or otherwise, on the exterior of the Premises, without the prior approval thereof in writing by Landlord and such approval shall not be unreasonably withheld. Tenant shall promptly, on written notice from Landlord, remove any sign or advertising or display device erected or maintained in violation of this provision and if Tenant fails to remove same promptly upon receipt of notice from Landlord to such effect, Landlord may enter upon the Leased Premises and cause such sign or advertising of display device to be removed and the cost of such removal and restoration shall be paid by Tenant as additional rent for the month next following such removal. Tenant shall at its own expense, maintain and keep in good repair all signs, advertising and display devices and awnings and other like coverings in or about the Leased Premises.

B. Tenant shall not decorate, paint or in any other manner alter, and shall not install or affix any device, fixture or attachment upon or to, the exterior of the Premises, including the roof or canopy thereof, without the prior written consent thereto of Landlord and such approval shall not be unreasonably withheld.

Section 9. Liability and Casualty Insurance.

A. Tenant shall, at all times during the term of this Lease, at its sole cost and expense and for the mutual benefit of the Landlord and Tenant, maintain general public liability insurance

against claims for bodily injury, death or property damage occurring in, upon or about the property or in, upon or about adjoining streets, sidewalks or premises adjacent to the Premises.

B. Tenant shall, at all times during the term of this Lease, and at Tenant's sole cost and expense, in the names of Landlord and Tenant, keep the building or buildings and improvements on the property insured against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft and vehicles and smoke damage.

C. Upon the commencement of the term of this Lease and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, certificates issued by the respective insurers of the policies provided for in this Section and the originals of the policies or certificates with copies of the policies attached provided for in this Section shall be delivered by Tenant to Landlord. Tenant may, at its option, bring its obligations to insure hereunder under any so called blanket policy or policies of insurance; provided, however, that the interest of Landlord shall be as fully protected thereby as if Tenant obtained individual policies of insurance and provided that Landlord's mortgagee approves such blanket policy or policies.

Section 10. Repair and Maintenance. Tenant shall maintain the buildings, other improvements, parking areas and drives at any time on the Premises in good and tenantable repair, reasonable wear and tear excepted, and shall promptly make all necessary repairs, interior or exterior, structural and non-structural, ordinary as well as extraordinary, including, but not by way of limitation, all of the following as necessary: (a) the repainting of all painted surfaces, (b) the tuckpointing of all brick surfaces, (c) the repair and resurfacing of the roof, (d) the maintenance, repair, and replacement of all mechanical, plumbing, HVAC, elevator, security, and electrical services in first-class condition, (e) the maintenance, repair and replacement of all parking spaces, parking lots, drives, sidewalks, and other common areas serving the Premises, (f) the maintenance in good and first class condition of the lawn and shrubbery appurtenant to the Premises, (g) the maintenance in good repair of all loading dock bumpers, and (h) the maintenance, repair and replacement of all glass and skylights in the Premises.

If Tenant does not maintain the buildings and other improvements or does not make all necessary repairs or replacements as required by this Section, then Landlord, after ten (10) days' written notice to Tenant of the need for such maintenance, repair or replacement, if Tenant does not commence said necessary maintenance, repair or replacement within said ten (10) day period, may, but shall not be obligated to perform such maintenance, repair or replacement, and Tenant agrees to reimburse Landlord for the cost of such maintenance, repair or replacement with interest at the rate of ten percent (10%) per annum upon demand.

Section 11. Compliance with Orders, Laws, and Ordinances. Tenant covenants throughout the term of this Lease, at Tenant's sole costs and expense, promptly to comply with all present and future laws, ordinances, orders, decrees, rules regulations and requirements of every duly constituted governmental authority, commission, court and the officers thereof which may be applicable to the Premises or any part thereof, or any of the streets, alleys, passageways,

sidewalks, curbs, gutters, vaults and vault spaces adjoining the property or any part thereof, or to the use or manner of use, occupancy or condition of the Premises or any part thereof. Tenant shall likewise comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Premises which, if not complied with, would result in any revocation of any such policy or reduction of the risks insured against or the amounts recoverable under any such policy.

Section 12. Work Performed by Tenant. With respect to any repairs, construction, restoration, replacement or alterations performed upon the Premises by Tenant during the term hereof, in accordance with or as required by any provisions hereof, Tenant agrees that:

A. No work in connection therewith shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction;

B. All work in connection therewith shall be done promptly and in good workmanlike manner and in compliance with the building and zoning laws of the municipality or other governmental subdivision wherein the Premises are situated.

Section 13. Liens. Tenant will not create or permit to be created or remain and will, at its cost and expense, promptly discharge all liens, encumbrances and charges upon the Premises or any part thereof.

Section 14. Alterations. Tenant shall have the right, from time to time, at its sole cost and expense, to make additions, alterations and changes (hereinafter collectively referred to as "alterations") in or to the property subject, however, in all cases to the following:

A. No alterations of any kind which would substantially impair the market value or usefulness of the property shall be made without, in each case, the prior written consent of Landlord which consent shall not be unreasonably withheld.

B. No building or buildings now or hereafter located on any property shall be demolished or removed and no impairment of the structural strength thereof shall be made without in each case the prior written consent of Landlord.

Section 15. Rent Absolute. It is the agreement of the parties hereto that Tenant shall bear all risk of damage or destruction, in whole or in part, to the Premises or any part thereof, including, without limitation, any loss, complete or partial, or interruption in the use, occupancy or operation of the Premises, or any matter or thing which for any reason interferes with, prevents or renders burdensome the use or occupancy of the Premises or the compliance by tenant with any of the terms of this Lease. The assumption of such risk by Tenant and the obligation and covenant of Tenant nevertheless to pay all the rentals herein provided for and to perform each and all of the other terms and conditions of this Lease constitute a valuable consideration to Landlord for this Lease. In furtherance of the foregoing, but without limiting any of the other

terms of this Lease, it is understood and agreed that this Lease shall not terminate nor shall Tenant be entitled to any abatement, in whole or in part, of any of the rentals or any other sums payable by Tenant hereunder by reason of any damage to or destruction of the Premises or any part thereof or any interruption or prevention from any cause whatsoever of the use or occupancy of the Premises, in whole or in part, and whether or not resulting from any restriction or requirement of law, ordinance, rule or regulation of any public body or authority having jurisdiction in the Premises (whether relating to the use or occupancy of the Premises or the quality, character or condition of the structures, buildings, improvements, equipment, thereon or otherwise) or by reason of any indebtedness or liability of Landlord to Tenant or for any other reason whatsoever, except as otherwise specifically provided in this Lease.

Tenant also acknowledges that it has examined the Premises herein described and any and all improvements or structures thereon and Landlord's title thereto prior to the making of this Lease and knows the condition thereof, and accepts the same in said condition, that no representations as to the condition thereof have been made by representatives of Landlord, and that Tenant in entering into this Lease is relying solely upon its own examination thereof.

Section 16. Indemnification of Landlord.

A. Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord, from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whomsoever and from and against any and all out-of-pocket costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, from, or on account of any occurrence in, upon, at or from the Premises.

B. Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Premises and any improvements therein and appurtenances thereto solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other personal property, or damage to business or from business interruption arising, directly or indirectly, out of, from or on account of such occupancy and use or resulting from any present or future condition or state or repair thereof.

C. Landlord shall not be responsible or liable at any time to Tenant, for any loss of life, bodily or personal injury or damage to property or business, or for business interruption, or negligence of any other persons.

D. Landlord shall not be responsible or liable at any time for any defects, latent or otherwise, in the Premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or

under Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the Premises.

E. Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Premises or on any defects therein or in any of its fixtures, machinery or equipment.

Section 17. Damage or Destruction.

A. Tenant agrees that in case of damage or destruction of the Premises by fire or other casualty, Tenant shall immediately notify Landlord. Tenant, at its sole cost and expense, and whether or not the insurance proceeds, if any, are sufficient for that purpose, shall proceed to restore, repair, replace or rebuild the same as nearly as possible to the condition they were in immediately prior to such damage or destruction, subject to such alterations as Tenant may elect to make in conformity with the provisions of Section 14 hereof. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence.

B. Upon receipt of written request by Tenant with verification of expenditures, insurance proceeds received by Landlord on account of such damage or destruction shall be applied by Landlord to the payment of the costs of the aforesaid restoration, repairs, replacements, rebuilding or alteration, of the damaged or destroyed property.

If the insurance proceeds in the hands of Landlord shall be insufficient to pay the entire cost of such restoration, Tenant agrees to pay the deficiency. Any balance of the proceeds in the hands of Landlord following completion of such restoration after payment in full of all costs and expenses in connection therewith, shall be paid to Tenant.

Section 18. Liability. Tenant covenants and agrees that Landlord is to be free from liability and claim for damages by reason of any injury to any person or persons, including Tenant, or property of any kind whatsoever and to whomsoever belonging, including Tenant, from any cause or causes whatsoever while in, upon or in any way connected with the Premises during the term of this Lease, or any occupancy hereunder excepting any damage caused by the negligent act or omission of Landlord. Tenant hereby covenants and agrees to indemnify and save harmless Landlord from all liability, loss, cost and obligations on account of or arising out of any such injuries or losses, however occurring. Tenant shall have the right to contest the validity of any and all such claims and defend, settle and compromise any and all such claims of any kind or character and by whomsoever made, in the name of Landlord, if Tenant may deem necessary, provided that the expenses thereof shall be paid by Tenant.

Section 19. Landlord's Access to Premises. Landlord, or its duly authorized agent at all reasonable times shall have free access to the Premises for the purpose of examining or inspecting the condition thereof, to exhibit the Premises to prospective purchasers, and for any other purpose consistent with Landlord's rights under this Lease. During the six (6) months prior

to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notice "to let" or "for sale" which notices Tenant shall permit to remain thereon without molestation.

Section 20. Assignment or Sub-lease. Tenant may sub-let all or portions of the Premises or assign this Lease for the remainder of the term with the prior written approval of Landlord which approval shall not be unreasonably withheld; provided that in no event shall Landlord be required to give its consent to any assignee or sub-leasee which would propose to make a use of the Premises which is extra-hazardous, disreputable or illegal. If Landlord's consent is so given,

A. Such assignee or sub-lessee shall specifically assume in writing to perform all of the terms, covenants and conditions agreed to by Tenant hereunder.

B. A duplicate original of such assignment of sub-lease and assumption, duly executed shall be delivered to Landlord.

C. Tenant shall not be relieved and released of its liabilities hereunder by virtue of assignment or sub-lease.

Section 21. Fixtures and Personal Property.

A. Tenant shall fully equip and furnish the Premises.

B. Any trade fixtures and other personal property of the Tenant shall remain the property of the Tenant. The Tenant at its expenses shall immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures and other personal property, and upon expiration or earlier termination of this Lease, shall leave the Leased Premises in a neat and clean condition, free of debris.

C. All partitions and ceiling, wall, and floor coverings and finishes installed by Tenant in or about the Premises shall be deemed the property of the Landlord upon installation.

Section 22. Holding Over. If Tenant shall hold over the Premises after the expiration of the term hereof, with the consent of the Landlord, either express or implied, such holding over shall be construed only to be a tenancy from month to month, upon and subject to all of the covenants, conditions and obligations herein contained on the part of the Tenant to be kept and performed; provided, however, that nothing herein contained shall be construed to give Tenant any right so to hold over and continue in possession of said Premises after the expiration of said term, or any extended period hereof.

Section 23. Attorneys' Fees. In the event of any court action between Landlord and Tenant or any sub-leasee or assignee to enforce any of the provisions or rights hereunder, the prevailing party shall be entitled to recover from the other all costs and expenses including reasonable attorney's fees in such amounts as the court may determine.

Section 24. Waiver. The failure of Landlord or of Tenant to insist in any one or more instances upon the strict performance of any one or more of the provisions of this Lease, or to exercise any right herein contained or provided by law, shall not be construed as a waiver. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless expressed in writing referring specifically to this Lease or any part hereof. The delivery of keys to an employee or agent of Landlord shall not operate as a termination of this Lease or a surrender or an acceptance of a surrender of the Premises. The receipt by Landlord of rent with knowledge of a breach of this Lease shall not be deemed a waiver of such breach, and no payment to or receipt by Landlord of a lesser amount than the correct amount due hereunder shall be deemed to be other than a payment on account and any endorsement or statement on any check or in any letter accompanying any check or payment shall not be deemed an accord and satisfaction nor shall the acceptance of such check or payment prejudice in any way Landlord's right to apply said amount to any amounts due by Tenant or to recover the balance or pursue any other right or remedy.

Section 25. Covenant of Quiet Enjoyment. Landlord warrants that it is the owner of the Premises and has full right and authority to enter into this Lease, and covenants and agrees to and with Tenant that at all times when Tenant is not in default under this Lease, and during the term of this Lease and any extension or renewal thereof, Tenant's quiet and peaceable enjoyment of the demised premises shall not be disturbed or interfered with by Landlord.

Section 26. Subordination. This Lease is subject and subordinate to any and all mortgages and deeds of trust now or hereafter placed on the property of which the Premises are a part, provided that in each such case the holder of the mortgage or deed of trust shall agree that this Lease shall not be divested or in any way affected by foreclosure or other default proceedings under such mortgage, deed of trust or obligation secured thereby, so long as Tenant shall not be in default under the terms of this Lease; and this Lease shall remain in full force and effect notwithstanding any such default proceedings under such mortgage, deed of trust, or obligation secured thereby, and providing further that Tenant shall have the right to the application of the proceeds of any claim for loss on account of fire or other destruction of the Premises for the purpose of repair, restoration, or reconstruction of the Premises.

Section 27. Attornment. In the event the property of which the Premises are a part shall be sold or transferred, Tenant shall attorn to the purchaser or transferee of record, including the purchaser at any foreclosure sale, and recognize such purchaser as the Landlord under this Lease. Tenant shall also attorn to any assignee of the Landlord's interest in the Lease or the rentals thereunder, including assignment under any deed of trust.

Section 28. Interest on Past Due Obligations. If Tenant shall fail to pay when due any rent or other sum required to be paid by Tenant or if Landlord shall perform any of the obligations imposed on Tenant hereunder, Tenant shall pay to Landlord interest on such unpaid rent or other obligations and on all expenses and cost incurred by Landlord at the rate of ten percent (10%) per annum.

Section 29. Condemnation. If, during the term of this Lease, the title to the whole or substantially all of the Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "Proceedings"), this Lease shall terminate on the date of vesting of title pursuant to such Proceeding. For the purpose of this Lease, "substantially all the Premises" shall be deemed to have been taken if a taking under any such proceeding shall involve such an area, that Tenant cannot reasonably operate in the remainder the business being conducted on the Premises at the time of such taking. If, during the term of this Lease, title to less than substantially all of the Premises shall be taken in any such proceeding, this Lease shall not terminate; the rent thereafter due and payable by Tenant shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the Premises. The entire amount of the award or compensation from the taking of all or a part of the Premises shall be paid to the Landlord.

Section 30. Default.

A. Landlord may give Tenant five (5) days notice of intention to terminate this Lease in any of the following circumstances:

(1) If Tenant shall be in default in the payment of rent hereunder and if such default is not cured within ten (10) days after written notice thereof given to Landlord.

(2) If Tenant shall be in default in the performance of any other covenant of this Lease and if such default is not cured within thirty (30) days after written notice thereof given by Landlord; or if such default shall be of such nature that it cannot be cured completely within such thirty (30) day period, if Tenant shall not have promptly commenced within such thirty (30) day period the cure thereof or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

(3) If Tenant shall file in any court pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for reorganization or for the appointment of a receiver of trustee of all or a portion of the Tenant's property, or make an assignment for the benefit of its creditors; or if there is filed against the Tenant in any court pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for reorganization or for appointment of a receiver or trustee of all or a portion of the Tenant's property unless within ninety (90) days after a commencement of any such proceeding against Tenant such petition shall not have been dismissed.

B. If Landlord shall give the five (5) days notice of termination as provided in sub-paragraph (A.) above, then at the expiration of such period this lease shall terminate as completely as if that were the date herein definitely fixed for the expiration hereof, and Tenant shall then surrender the leased property to Landlord. If this Lease shall so terminate, it shall be lawful for Landlord, at its option, without formal demand or notice of any kind, to reenter the Premises by an unlawful detainer action or by any other lawful means and to remove Tenant

therefrom. Upon termination of this Lease, as herein provided, Landlord shall have the right, at its election, to terminate any sub-lease then in effect without the consent of the sub-lease concerned.

C. It shall be conclusively presumed that any property remaining in the Premises upon termination as herein provided has been abandoned by Tenant and the title thereof shall pass to Landlord unless Landlord elects in writing to reject title thereto and require Tenant to remove such property.

D. Tenant shall remain liable for all its obligations under this Lease despite Landlord's reentry, and Landlord may, at its option re-rent or use the Premises as agent for Tenant. Landlord shall have the right to recover from Tenant the amount by which the rent and charges equivalent to rent reserved herein for the balance of the term shall exceed the rentals actually received by Landlord as a result of any re-lease of the Premises or the reasonable rental value of the Premises if used by Landlord without re-leasing.

Section 31. Tenant's Surrender of Premises/Expiration. Upon the expiration or sooner termination of the term of this Lease, Tenant agrees to quit and surrender the Premises, in good condition and repair, reasonable wear and tear excepted, together with all keys and combination to locks, all improvements, alterations, and additions, except personal property and other trade fixtures, furnishings and equipment that Tenant may remove pursuant to Section 21 all of which shall thereupon become the property of Landlord without any claim by Tenant therefore, but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder. Before surrendering the Premises, Tenant shall remove all of Tenant's said personal property and unattached movable trade fixtures, furnishings and equipment and if Tenant fails to do so said property shall be deemed abandoned and become the exclusive property of Landlord. If the Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, and claims made by any succeeding occupant founded on such delay. Tenant's obligations under this Section shall survive the expiration or sooner termination of the term of this Lease.

Section 32. Notices. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall not be deemed to have been duly given or served unless in writing and either personally delivered or forwarded by registered mail, postage prepaid, to the respective addresses hereinafter set forth. Such addresses may be changed from time to time by either party by serving notice as above provided.

If to Landlord: EDJ Leasing Co., L.P.
c/o Facilities
201 Progress Parkway
St. Louis, MO 63043

If to Tenant:	Edward D. Jones & Co., L.P. c/o Facilities 201 Progress Parkway St. Louis, MO 63043 and c/o Assistant General Counsel 12555 Manchester Road St. Louis, MO 63131

Proof of the deposit of such notice in the United States mail with postage prepaid and so addressed shall constitute a conclusive presumption of its delivery as of the second day following its deposit.

Section 33. Successors and Assigns.

A. All rights, obligations, and liabilities given to, or imposed upon, the parties hereto shall extend to and bind the respective heirs, executors, administrators, successors, sublessees, licensees, concessionaires, and assigns of such parties. No right, however, shall inure to the benefit of any assignee or sub-lessee of Tenant unless Landlord has given prior written consent to such assignment or sub-lease and such assignee or sub-lessee has complied with the terms of Section 20 above.

B. In the event of any sale or exchange of the Premises by the Landlord and assignment by Landlord of this Lease, the Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of the covenants and obligations contained in or derived form this Lease arising out of any act, occurrence or omission relating to the Premises of this Lease occurring after the consummation of such sale or exchange and assignment. Regardless of such sale, assignment, transfer, or exchange of the Premises, by Landlord, this Lease shall remain in full force and effect and the buyer and/or subsequent buyers shall assume all the responsibilities and obligations of this Lease, and further, the Tenant shall remain liable for all of Tenant's obligations pursuant to this Lease.

Section 34. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 35. Entire Agreement. This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein provided, no subsequent alteration,

amendment, change or addition to this Lease shall be binding upon the Landlord or Tenant unless reduced to writing and signed by them.

Section 36. Relationship of Parties. Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partnership, joint ventures or any other relationship between the parties hereto, other than the relationship of Landlord and Tenant. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

Section 37. Captions. Any headings preceding the text of the several articles and subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction, or effect.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD: EDJ LEASING CO., L.P., a Missouri limited partnership	TENANT: EDWARD D. JONES & CO., L.P., a Missouri limited partnership
By: LHC, Inc., General Partner	By: EDJ Holding Company, Inc. General Partner
By: [signature] Steven Novik, Treasurer	By: [signature] Steven Novik, Treasurer
Date: 4/4/08	Date: 4/4/08

1036053.2

Exhibit A

DESCRIPTION
PHASE 1/A.S.U. RESEARCH PARK
(LOTS 22 AND 23A NET)

THAT PORTION OF THE SOUTH HALF OF SECTION 13, TOWNSHIP 1 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF ESTATE LA COLINA UNIT 4, ACCORDING TO BOOK 269 OF MAPS, PAGE 33, IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA;

THENCE NORTH 01 DEGREES 09 MINUTES 55 SECONDS EAST ALONG THE EAST LINE OF SAID ESTATE LA COLINA UNIT 4, A DISTANCE OF 1009.44 FEET TO THE **TRUE POINT OF BEGINNING;**

THENCE NORTH 01 DEGREES 09 MINUTES 55 SECONDS EAST CONTINUING ALONG SAID EAST LINE AND THE EAST LINE OF ESTATE LA COLINA UNIT-2 AMENDED, ACCORDING TO BOOK 253 OF MAPS PAGE 3, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, A DISTANCE OF 626.26 FEET;

THENCE SOUTH 44 DEGREES 06 MINUTES 06 SECONDS EAST LEAVING SAID EAST LINE, A DISTANCE OF 517.55 FEET;

THENCE NORTH 89 DEGREES 47 MINUTES 21 SECONDS EAST A DISTANCE OF 402.62 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF RIVER PARKWAY ACCORDING TO THE MAP OF DEDICATION OF ARIZONA STATE RESEARCH PARK AS RECORDED IN BOOK 275 OF MAPS PAGE 26, RECORDS OF MARICOPA COUNTY, ARIZONA;

THENCE SOUTH 00 DEGREES 39 MINUTES 07 SECONDS WEST ALONG SAID WESTERLY LINE, A DISTANCE OF 22.14 FEET TO THE BEGINNING OF A CURVE CONCAVE EASTERLY HAVING A RADIUS OF 582.96 FEET;

THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 47 DEGREES 41 MINUTES 52 SECONDS, AN ARC LENGTH OF 485.30 FEET;

THENCE SOUTH 47 DEGREES 02 MINUTES 46 SECONDS EAST CONTINUING ALONG SAID WESTERLY LINE, A DISTANCE OF 115.47 FEET;

THENCE SOUTH 02 DEGREES 02 MINUTES 46 SECONDS EAST A DISTANCE OF 28.28 FEET TO A POINT ON THE NORTHERLY ROADWAY EASEMENT LINE OF INNOVATION CIRCLE AS SHOWN ON SAID MAP OF DEDICATION;

THENCE SOUTH 42 DEGREES 57 MINUTES 14 SECONDS WEST A DISTANCE OF 55.76 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 606.35 FEET;

THENCE SOUTHWESTERLY ALONG SAID CURVE AND SAID NORTHERLY LINE, THROUGH A CENTRAL ANGLE OF 40 DEGREES 45 MINUTES 15 SECONDS, AN ARC LENGTH OF 431.29 FEET;

THENCE DIVERGING FROM SAID ROADWAY EASEMENT LINE, NORTH 08 DEGREES 22 MINUTES 16 SECONDS WEST A DISTANCE OF 194.97 FEET;

THENCE NORTH 36 DEGREES 20 MINUTES 05 SECONDS WEST A DISTANCE OF 220.55 FEET;

THENCE NORTH 01 DEGREES 09 MINUTES 55 SECONDS EAST A DISTANCE OF 156.56 FEET;

THENCE NORTH 88 DEGREES 50 MINUTES 05 SECONDS WEST A DISTANCE OF 475.38 FEET TO THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL CONTAINS 469,991.9797 S.F. OR 10.7895 ACRES MORE OR LESS.

PREPARED BY: CMX GROUP INC.
PROJECT NO. 6347
May 17, 2000

REGISTERED LAND SURVEYOR
CERTIFICATE NO.
19354
PAUL M.
SOWERS
Date Signed 5-18-00
ARIZONA, U.S.A.

Paul M. Sowers

Exhibit B

DESCRIPTION
PHASE 2 AND 3
A.S.U. RESEARCH PARK
(LOTS 23B AND 24)

(GROSS)

THAT PORTION OF THE SOUTH HALF OF SECTION 13, TOWNSHIP 1 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF ESTATE LA COLINA UNIT 4, ACCORDING TO BOOK 269 OF MAPS, PAGE 33, RECORDS OF MARICOPA COUNTY, ARIZONA;

THENCE NORTH 01 DEGREES 09 MINUTES 55 SECONDS EAST ALONG THE EAST LINE OF SAID ESTATE LA COLINA UNIT 4, A DISTANCE OF 440.88 FEET TO THE **TRUE POINT OF BEGINNING;**

THENCE NORTH 01 DEGREES 09 MINUTES 55 SECONDS EAST CONTINUING ALONG SAID EAST LINE, A DISTANCE OF 568.56 FEET;

THENCE SOUTH 88 DEGREES 50 MINUTES 05 SECONDS EAST LEAVING SAID EAST LINE, A DISTANCE OF 475.38 FEET;

THENCE SOUTH 01 DEGREES 09 MINUTES 55 SECONDS WEST A DISTANCE OF 156.56 FEET;

THENCE SOUTH 36 DEGREES 20 MINUTES 05 SECONDS EAST A DISTANCE OF 220.55 FEET;

THENCE SOUTH 08 DEGREES 22 MINUTES 16 SECONDS EAST A DISTANCE OF 224.99 FEET TO THE CENTERLINE OF INNOVATION CIRCLE, ACCORDING TO THE MAP OF DEDICATION OF ARIZONA STATE UNIVERSITY RESEARCH PARK AS RECORDED IN BOOK 275 OF MAPS PAGE 26, RECORDS OF MARICOPA COUNTY, ARIZONA AND BEING THE BEGINNING OF A NON TANGENT CURVE CONCAVE NORTHERLY, WHOSE CENTER BEARS NORTH 06 DEGREES 23 MINUTES 24 SECONDS WEST A DISTANCE OF 636.35 FEET;

THENCE WESTERLY ALONG SAID CURVE AND THE CENTERLINE OF SAID INNOVATION CIRCLE, THROUGH A CENTRAL ANGLE OF 06 DEGREES 30 MINUTES 30 SECONDS, AN ARC LENGTH OF 72.29 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE NORTH 89 DEGREES 52 MINUTES 54 SECONDS WEST A DISTANCE OF 87.89 FEET;

THENCE NORTH 89 DEGREES 47 MINUTES 21 SECONDS WEST A DISTANCE OF 487.07 FEET TO THE **TRUE POINT OF BEGINNING.**

THE ABOVE DESCRIBED PARCEL CONTAINS 314,942.2773 S.F. OR 7.2301 ACRES MORE OR LESS.

PREPARED BY: CMX GROUP INC.
PROJECT NO. 6347
May 1, 2000

8620.

LEASE

THIS LEASE made and entered into on the 15th day of December, 2005 by and between EDJ Leasing Co. L.P., a Missouri limited partnership (hereinafter referred to as "Landlord"), and Edward D. Jones Co. L.P., a Missouri limited partnership (hereinafter referred to as "Tenant").

Section 1. Leased Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant and Tenant rents from Landlord those certain premises, including the improvements now or hereafter constructed thereon, situated at 8620 South River Parkway, Tempe, Arizona 85284, hereinafter called the "Leased Premises" as designated on the attached Exhibit A.

Section 2. Commencement and Ending Date of Term. The term of this Lease shall be for fifteen (15) years (one hundred eighty (180) months) commencing on December 15, 2005. The term of this Lease shall end at midnight on November 30, 2020.

Section 3. Minimum Rent. Tenant agrees to pay to Landlord at the office of Landlord, or at such other place designated by Landlord without any prior demand thereof and without any deduction or set-off whatsoever, as fixed minimum annual rent, a sum of One million three hundred sixty eight thousand dollars ($1,368,000) payable in advance in equal monthly installments of One hundred fourteen thousand dollars ($114,000). All rents shall be due and payable on the first day of each and every month of said term, with the first payment being due on December 15, 2005.

Section 4. Use of Premises.

The premises may be used as an office facility.

Section 5. Net Lease. This is a "100% net lease", or "net-net-net lease", and Tenant, during the term hereof, is to do all things and make all payments connected with or arising out of any occupation of the Premises or any part hereof, or its appurtenances, appliances and utilities, and under no condition or contingency is Landlord to be called upon to do or perform any act or acts or be subject to any liabilities or responsibilities or to make any payments with respect to the Premises or any part thereof, except as specifically otherwise provided herein, and except that Tenant shall not be required to pay Landlord's income, franchise or excess profits taxes. Tenant agrees that all trash, rubbish, by-products, and products of anyone, including but not limited to tenant, shall be disposed of in accordance with the law, and the disposing of same shall be paid for by tenant.

Section 6. Option to Renew Lease. In the event that Tenant is not in default under any of the terms and conditions or provisions of this Lease, then the parties agree that the Tenant shall

have the Option to Renew the Lease Agreement for an additional five (5) time periods, with each time period being a one-year term. All the terms governing the original Lease shall be applicable to any extension of the original Lease, with the sole exception of the rental amount. The rental amount shall be adjusted based upon mutually agreeable terms. Notice of intent to exercise this option shall be given to Landlord in writing not less than three (3) months prior to the expiration of the original Lease term, or any renewal term, as the case may be, otherwise this option shall be deemed to have been conclusively waived by Tenant.

Section 7. Taxes and Assessments.

A. Tenant shall pay as additional rental before delinquency, all real estate taxes, ad valorem taxes, personal property taxes, assessments for public improvements, sewer improvement assessments, sewer charges, and water charges which may be levied or assessed against the Premises during the term of this Lease.

B. Nothing herein contained shall be construed so as to require payment by Tenant of any income, franchise capital stock, excess profits, succession, inheritance, devolution, gift, transfer or estate tax which may be charged, levied or assessed against Landlord or become a lien on the Premises or the rents payable hereunder, but the Landlord at its own expense shall discharge the same so as to keep the Premises free of such liens.

C. Tenant may, at its own cost and expense, contest by appropriate proceedings the validity or amount of any tax or assessment herein agreed to be paid by Tenant, but Tenant shall first notify Landlord in writing of its intention to make such protest or contest. Tenant shall not in the event of and during the bona fide prosecution of such protest or proceedings be construed as in default with respect to the payment of such taxes or assessments; provided, however, that if any such delay in payment exposes the Premises to sale or execution because of such non-payment, Landlord shall have the right to pay such taxes, at its election, under protest and reserving as fully as possible Tenant's rights hereunder, and Tenant shall, immediately after proof of such payment has been submitted to it, pay to Landlord the amount of any such payment so made by Landlord, together with interest thereon from the date of Landlord's payment to the date of Tenant's reimbursement at the rate of ten percent (10%) per annum. Landlord agrees that any proceedings contesting the amount of validity of taxes or assessments levied against the Premises may be filed or instituted in the name of Tenant or Landlord, as the case may require or permit, and Landlord hereby appoints Tenant as its agent and attorney-in-fact during the term of this Lease to execute and deliver in the name of Landlord any document, instrument or pleading as may be reasonably necessary or required in order to carry on any contest, protest or proceeding contemplated in this paragraph and which does not purport to affect Landlord's fee to the Premises or its interest under this Lease. Should any refund or rebate be made on account of any tax or assessment paid by Tenant, then the amount of such refund or rebate attributable to taxes paid by Tenant shall be paid to Tenant.

D. Landlord shall continue to receive all tax bills and assessment notices pertaining to taxes and assessments referred to in this paragraph. Landlord shall promptly notify Tenant of any

tax or assessment notice. From time to time, as requested by Tenant, Landlord shall furnish to Tenant a copy of all receipted tax bills not theretofore furnished to Tenant.

E. As between the parties hereto, Tenant shall have the duty of making and filing all statements or reports which may be required under applicable law in connection with any tax, charge, fee, rate, imposition or assessment referred to in this Section, and Landlord agrees promptly to forward to Tenant any and all notices of or bills in connection with any such charge, fee, rate, imposition or assessment. If the provisions of any law, rule or regulation at the time in effect shall require such statements or reports to be executed and filed by Landlord or such contest proceedings to be brought by Landlord, Landlord shall, at the request and expense of Tenant, execute and file such proceedings, but Landlord shall not be subject to any liability for the payment of any costs or expenses in connection therewith and Tenant covenants to indemnify and save Landlord harmless from such costs and expenses.

F. Tenant shall make advance payment towards its obligation under this section based on the taxes paid for the calendar year prior to the current lease year on the first day of each month concurrently with the payment of rent. If at the end of each calendar year the taxes are greater than the advance payments made by tenants, Tenant shall, within fifteen (15) days following notice from Landlord, remit the difference to Landlord; however, if the advance payments made by Tenant exceed the taxes for that year, Tenant shall receive a credit for the difference to be applied toward its next rental payment.

G. Tenant agrees to pay prior to delinquency, any and all taxes and assessments levied or assessed during the term hereof on or against (a) all furniture, fixtures, equipment, and any other personal property installed or located within the leased Premises and (b) all alterations, additions, betterments or improvements of whatsoever kind or nature, made by Tenant to the leased Premises.

Section 8. Signs, Awnings and Canopies.

(a) Tenant shall not erect, install or maintain any signs or other advertising or display devices, illuminated or otherwise, on the exterior of the Leased Premises, without the prior approval thereof in writing by Landlord and such approval shall not be unreasonably withheld. Tenant shall promptly, on written notice from Landlord, remove any sign or advertising or display device erected or maintained in violation of this provision and if Tenant fails to remove same promptly upon receipt of notice from Landlord to such effect, Landlord may enter upon the Leased Premises and cause such sign or advertising of display device to be removed and the cost of such removal and restoration shall be paid by Tenant as additional rent for the month next following such removal. Tenant shall at its own expense, maintain and keep in good repair all signs, advertising and display devices and awnings and other like coverings in or about the Leased Premises.

(b) Tenant shall not decorate, paint or in any other manner alter, and shall not install or affix any device, fixture or attachment upon or to, the exterior of the Leased Premises,

including the roof or canopy thereof, without the prior written consent thereto of Landlord and such approval shall not be unreasonably withheld.

Section 9. Liability and Casualty Insurance.

A. Tenant shall, at all times during the term of this Lease, at its sole cost and expense and for the mutual benefit of the Landlord and Tenant, maintain general public liability insurance against claims for bodily injury, death or property damage occurring in, upon or about the property or in, upon or about adjoining streets, sidewalks or premises adjacent to the Premises.

B. Tenant shall, at all times during the term of this Lease, and at Tenant's sole cost and expense, in the names of Landlord and Tenant, keep the building or buildings and improvements on the property insured against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft and vehicles and smoke damage.

C. Upon the commencement of the term of this Lease and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, certificates issued by the respective insurers of the policies provided for in this Section and the originals of the policies or certificates with copies of the policies attached provided for in this Section shall be delivered by Tenant to Landlord. Tenant may, at its option, bring its obligations to insure hereunder under any so called blanket policy or policies of insurance; provided, however, that the interest of Landlord shall be as fully protected thereby as if Tenant obtained individual policies of insurance and provided that Landlord's mortgagee approves such blanket policy or policies.

Section 10. Repair and Maintenance. Tenant shall maintain the buildings, other improvements, parking areas and drives at any time on the Premises in good and tenantable repair, reasonable wear and tear excepted, and shall promptly make all necessary repairs, interior or exterior, structural and non-structural, ordinary as well as extraordinary, including, but not by way of limitation, all of the following as necessary: (a) the repainting of all painted surfaces, (b) the tuckpointing of all brick surfaces, (c) the repair and resurfacing of the roof, (d) the maintenance, repair, and replacement of all mechanical, plumbing, HVAC, elevator, security, and electrical services in first-class condition, (e) the maintenance, repair and replacement of all parking spaces, parking lots, drives, sidewalks, and other common areas serving the Premises, (f) the maintenance in good and first class condition of the lawn and shrubbery appurtenant to the leased premises, (g) the maintenance in good repair of all loading dock bumpers, and (h) the maintenance, repair and replacement of all glass and skylights in the Premises.

If Tenant does not maintain the buildings and other improvements or does not make all necessary repairs or replacements as required by this Section, then Landlord, after ten (10) days' written notice to Tenant of the need for such maintenance, repair or replacement, if Tenant does not commence said necessary maintenance, repair or replacement within said ten (10) day period, may, but shall not be obligated to perform such maintenance, repair or replacement, and Tenant agrees to reimburse Landlord for the cost of such maintenance, repair or replacement with interest at the rate of ten percent (10%) per annum upon demand.

Section 11. Compliance with Orders, Laws, and Ordinances. Tenant covenants throughout the term of this Lease, at Tenant's sole costs and expense, promptly to comply with all present and future laws, ordinances, orders, decrees, rules regulations and requirements of every duly constituted governmental authority, commission, court and the officers thereof which may be applicable to the Premises or any part thereof, or any of the streets, alleys, passageways, sidewalks, curbs, gutters, vaults and vault spaces adjoining the property or any part thereof, or to the use or manner of use, occupancy or condition of the Premises or any part thereof. Tenant shall likewise comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Premises which, if not complied with, would result in any revocation of any such policy or reduction of the risks insured against or the amounts recoverable under any such policy.

Section 12. Work Performed by Tenants. With respect to any repairs, construction, restoration, replacement or alterations performed upon the Premises by Tenant during the term hereof, in accordance with or as required by any provisions hereof, Tenant agrees that:

A. No work in connection therewith shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction;

B. All work in connection therewith shall be done promptly and in good workmanlike manner and in compliance with the building and zoning laws of the municipality or other governmental subdivision wherein the Premises are situated.

Section 13. Liens. Tenant will not create or permit to be created or remain and will, at its cost and expense, promptly discharge all liens, encumbrances and charges upon the Premises or any part thereof.

Section 14. Alterations. Tenant shall have the right, from time to time, at its sole cost and expense, to make additions, alterations and changes (hereinafter collectively referred to as "alterations") in or to the property subject, however, in all cases to the following:

A. No alterations of any kind which would substantially impair the market value or usefulness of the property shall be made without, in each case, the prior written consent of Landlord which consent shall not be unreasonably withheld.

B. No building or buildings now or hereafter located on any property shall be demolished or removed and no impairment of the structural strength thereof shall be made without in each case the prior written consent of Landlord.

Section 15. Rent Absolute. It is the agreement of the parties hereto that Tenant shall bear all risk of damage or destruction, in whole or in part, to the Premises or any part thereof,

including, without limitation, any loss, complete or partial, or interruption in the use, occupancy or operation of the Premises, or any matter or thing which for any reason interferes with, prevents or renders burdensome the use or occupancy of the Premises or the compliance by tenant with any of the terms of this Lease. The assumption of such risk by Tenant and the obligation and covenant of Tenant nevertheless to pay all the rentals herein provided for and to perform each and all of the other terms and conditions of this Lease constitute a valuable consideration to Landlord for this Lease. In furtherance of the foregoing, but without limiting any of the other terms of this Lease, it is understood and agreed that this Lease shall not terminate nor shall Tenant be entitled to any abatement, in whole or in part, of any of the rentals or any other sums payable by Tenant hereunder by reason of any damage to or destruction of the Premises or any part thereof or any interruption or prevention from any cause whatsoever of the use or occupancy of the Premises, in whole or in part, and whether or not resulting from any restriction or requirement of law, ordinance, rule or regulation of any public body or authority having jurisdiction in the Premises (whether relating to the use or occupancy of the Premises or the quality, character or condition of the structures, buildings, improvements, equipment, thereon or otherwise) or by reason of any indebtedness or liability of Landlord to Tenant or for any other reason whatsoever, except as otherwise specifically provided in this Lease.

Tenant also acknowledges that it has examined the premises herein described and any and all improvements or structures thereon and Landlord's title thereto prior to the making of this Lease and knows the condition thereof, and accepts the same in said condition, that no representations as to the condition thereof have been made by representatives of Landlord, and that Tenant in entering into this Lease is relying solely upon its own examination thereof.

Section 16. Indemnification of Landlord.

(a) Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord, from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whomsoever and from and against any and all out-of-pocket costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, from, or on account of any occurrence in, upon, at or from the Leased Premises.

(b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Leased Premises and any improvements therein and appurtenances thereto solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other personal property, or damage to business or from business interruption arising, directly or indirectly, out of, from or on account of such occupancy and use or resulting from any present or future condition or state or repair thereof.

(c) Landlord shall not be responsible or liable at any time to Tenant, for any loss

of life, bodily or personal injury or damage to property or business, or for business interruption, or negligence of any other persons.

(d) Landlord shall not be responsible or liable at any time for any defects, latent or otherwise, in the Leased Premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the Leased Premises.

(e) Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Leased Premises or on any defects therein or in any of its fixtures, machinery or equipment.

Section 17. Damage or Destruction.

A. Tenant agrees that in case of damage or destruction of, the Premises by fire or other casualty, Tenant shall immediately notify Landlord. Tenant, at its sole cost and expense, and whether or not the insurance proceeds, if any, are sufficient for that purpose, shall proceed to restore, repair, replace or rebuild the same as nearly as possible to the condition they were in immediately prior to such damage or destruction, subject to such alterations as Tenant may elect to make in conformity with the provisions of Section 14 hereof. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence.

B. Upon receipt of written request by Tenant with verification of expenditures, insurance proceeds received by Landlord on account of such damage or destruction shall be applied by Landlord to the payment of the costs of the aforesaid restoration, repairs, replacements, rebuilding or alteration, of the damaged or destroyed property.

If the insurance proceeds in the hands of Landlord shall be insufficient to pay the entire cost of such Restoration, Tenant agrees to pay the deficiency. Any balance of the proceeds in the hands of Landlord following completion of such Restoration after payment in full of all costs and expenses in connection therewith, shall be paid to Tenant.

Section 18. Liability. Tenant covenants and agrees that Landlord is to be free from liability and claim for damages by reason of any injury to any person or persons, including Tenant, or property of any kind whatsoever and to whomsoever belonging, including Tenant, from any cause or causes whatsoever while in, upon or in any way connected with the Premises during the term of this Lease, or any occupancy hereunder excepting any damage caused by the negligent act or omission of Landlord. Tenant hereby covenants and agrees to indemnify and save harmless Landlord from all liability, loss, cost and obligations on account of or arising out of any such injuries or losses, however occurring. Tenant shall have the right to contest the validity of any and all such claims and defend, settle and compromise any and all such claims of any kind or

character and by whomsoever made, in the name of Landlord, if Tenant may deem necessary, provided that the expenses thereof shall be paid by Tenant.

Section 19. Landlord's Access to Premises. Landlord, or its duly authorized agent at all reasonable times shall have free access to the Premises for the purpose of examining or inspecting the condition thereof, to exhibit the Premises to prospective purchasers, and for any other purpose consistent with Landlord's rights under this Lease. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers, and place upon the premises the usual notice "To Let" or "For Sale" which notices Tenant shall permit to remain thereon without molestation.

Section 20. Assignment or Sub-lease. Tenant may sub-let all or portions of the Premises or assign this Lease for the remainder of the term with the prior written approval of Landlord which approval shall not be unreasonably withheld; provided that in no event shall Landlord be required to give its consent to any assignee or sub-leasee which would propose to make a use of the premises which is extra-hazardous, disreputable or illegal. If Landlord's consent is so given,

A. Such assignee or sub-lessee shall specifically assume in writing to perform all of the terms, covenants and conditions agreed to by Tenant hereunder.

B. A duplicate original of such assignment of sub-lease and assumption, duly executed shall be delivered to Landlord.

C. Tenant shall not be relieved and released of its liabilities hereunder by virtue of assignment or sub-lease.

Section 21. Fixtures and Personal Property.

(a) Tenant shall fully equip and furnish the Leased Premises.

(b) Any trade fixtures and other personal property of the Tenant shall remain the property of the Tenant. The Tenant at its expenses shall immediately repair any damage occasioned to the Leased Premises by reason of the removal of any such trade fixtures and other personal property, and upon expiration or earlier termination of this Lease, shall leave the Leased Premises in a neat and clean condition, free of debris.

(c) All partitions and ceiling, wall, and floor coverings and finishes installed by Tenant in or about the Leased Premises shall be deemed the property of the Landlord upon installation.

Section 22. Holding Over. If Tenant shall hold over the Premises after the expiration of the term hereof, with the consent of the Landlord, either express or implied, such holding over shall be construed only to be a tenancy from month to month, upon and subject to all of the covenants, conditions and obligations herein contained on the part of the Tenant to be kept and

performed; provided, however, that nothing herein contained shall be construed to give Tenant any right so to hold over and continue in possession of said premises after the expiration of said term, or any extended period hereof.

Section 23. Attorneys' Fees. In the event of any court action between Landlord and Tenant or any sub-leasee or assignee to enforce any of the provisions or rights hereunder, the prevailing party shall be entitled to recover from the other all costs and expenses including reasonable attorney's fees in such amounts as the Court may determine.

Section 24. Waiver. The failure of Landlord or of Tenant to insist in any one or more instances upon the strict performance of any one or more of the provisions of this Lease, or to exercise any right herein contained or provided by law, shall not be construed as a waiver. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless expressed in writing referring specifically to this Lease or any part hereof. The delivery of keys to an employee or agent of Landlord shall not operate as a termination of this Lease or a surrender or an acceptance of a surrender of the Premises. The receipt by Landlord of rent with knowledge of a breach of this Lease shall not be deemed a waiver of such breach, and no payment to or receipt by Landlord of a lesser amount than the correct amount due hereunder shall be deemed to be other than a payment on account and any endorsement or statement on any check or in any letter accompanying any check or payment shall not be deemed an accord and satisfaction nor shall the acceptance of such check or payment prejudice in any way Landlord's right to apply said amount to any amounts due by Tenant or to recover the balance or pursue any other right or remedy.

Section 25. Covenant of Quiet Enjoyment. Landlord warrants that it is the owner of the Premises and has full right and authority to enter into this Lease, and covenants and agrees to and with Tenant that at all times when Tenant is not in default under this Lease, and during the term of this Lease and any extension or renewal thereof, Tenant's quiet and peaceable enjoyment of the demised premises shall not be disturbed or interfered with by Landlord.

Section 26. Subordination. This Lease is subject and subordinate to any and all mortgages and deeds of trust now or hereafter placed on the property of which the demised premises are a part, provided that in each such case the holder of the mortgage or deed of trust shall agree that this Lease shall not be divested or in any way affected by foreclosure or other default proceedings under such mortgage, deed of trust or obligation secured thereby, so long as Tenant shall not be in default under the terms of this Lease; and this Lease shall remain in full force and effect notwithstanding any such default proceedings under such mortgage, deed of trust, or obligation secured thereby, and providing further that Tenant shall have the right to the application of the proceeds of any claim for loss on account of fire or other destruction of the premises for the purpose of repair, restoration, or reconstruction of the premises.

Section 27. Attornment. In the event the property of which the demised premises are a part shall be sold or transferred, Tenant shall attorn to the purchaser or transferee of record, including the purchaser at any foreclosure sale, and recognize such purchaser as the Landlord

under this Lease. Tenant shall also attorn to any assignee of the Landlord's interest in the Lease or the rentals thereunder, including assignment under any deed of trust.

Section 28. Interest on Past Due Obligations. If Tenant shall fail to pay when due any rent or other sum required to be paid by Tenant or if Landlord shall perform any of the obligations imposed on Tenant hereunder, Tenant shall pay to Landlord interest on such unpaid rent or other obligations and on all expenses and cost incurred by Landlord at the rate of ten percent (10%) per annum.

Section 29. Condemnation. If, during the term of this Lease, the title to the whole or substantially all of the Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "proceedings"), this Lease shall terminate on the date of vesting of title pursuant to such proceeding. For the purpose of this Lease, "substantially all the Premises" shall be deemed to have been taken if a taking under any such proceeding shall involve such an area, that Tenant cannot reasonably operate in the remainder the business being conducted on the Premises at the time of such taking. If, during the term of this Lease, title to less than substantially all of the Premises shall be taken in any such proceeding, this Lease shall not terminate; the rent thereafter due and payable by Tenant shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the Premises. The entire amount of the award or compensation from the taking of all or a part of the Premises shall be paid to the Landlord.

Section 30. Default.

A. Landlord may give Tenant five (5) days notice of intention to terminate this Lease in any of the following circumstances:

(1) If Tenant shall be in default in the payment of rent hereunder and if such default is not cured within ten (10) days after written notice thereof given to Landlord.

(2) If Tenant shall be in default in the performance of any other covenant of this Lease and if such default is not cured within thirty (30) days after written notice thereof given by Landlord; or if such default shall be of such nature that it cannot be cured completely within such thirty (30) day period, if Tenant shall not have promptly commenced within such thirty (30) day period the cure thereof or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

(3) If Tenant shall file in any Court pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for reorganization or for the appointment of a receiver of trustee of all or a portion of the Tenant's property, or make an assignment for the benefit of its creditors; or if there is filed against the Tenant in any Court pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for reorganization or for appointment of a receiver or trustee of all or a portion of the Tenant's property unless within ninety (90) days after a commencement of any such

proceeding against Tenant such petition shall not have been dismissed.

B. If Landlord shall give the five (5) days notice of termination as provided in sub-paragraph (A.) above, then at the expiration of such period this lease shall terminate as completely as if that were the date herein definitely fixed for the expiration hereof, and Tenant shall then surrender the leased property to Landlord. If this Lease shall so terminate, it shall be lawful for Landlord, at its option, without formal demand or notice of any kind, to reenter the demised premises by an unlawful detainer action or by any other lawful means and to remove Tenant therefrom. Upon termination of this Lease, as herein provided, Landlord shall have the right, at its election, to terminate any sub-lease then in effect without the consent of the sub-lease concerned.

C. It shall be conclusively presumed that any property remaining in the demised premises upon termination as herein provided has been abandoned by Tenant and the title thereof shall pass to Landlord unless Landlord elects in writing to reject title thereto and require Tenant to remove such property.

D. Tenant shall remain liable for all its obligations under this Lease despite Landlord's reentry, and Landlord may, at its option re-rent or use the demised premises as agent for Tenant. Landlord shall have the right to recover from Tenant the amount by which the rent and charges equivalent to rent reserved herein for the balance of the term shall exceed the rentals actually received by Landlord as a result of any re-lease of the demised premises or the reasonable rental value of the demised premises if used by Landlord without re-leasing.

Section 31. Tenant's Surrender of Premises/Expiration. Upon the expiration or sooner termination of the term of this Lease, Tenant agrees to quit and surrender the Leased Premises, in good condition and repair, reasonable wear and tear excepted, together with all keys and combination to locks, all improvements, alterations, and additions, except personal property and other trade fixtures, furnishings and equipment that Tenant may remove pursuant to Section 21 all of which shall thereupon become the property of Landlord without any claim by Tenant therefore, but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's said personal property and unattached movable trade fixtures, furnishings and equipment and if Tenant fails to do so said property shall be deemed abandoned and become the exclusive property of Landlord. If the Leased Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, and claims made by any succeeding occupant founded on such delay. Tenant's obligations under this Article shall survive the expiration or sooner termination of the term of this Lease.

Section 32. Notices. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall not be deemed to have been duly given or served unless in writing and either personally delivered or forwarded by registered mail, postage prepaid, to the respective addresses hereinafter set forth.

Such addresses may be changed from time to time by either party by serving notice as above provided.

If to Landlord:	EDJ Leasing Co., L.P. c/o Facilities 201 Progress Parkway St. Louis, MO 63043
If to Tenant:	Edward D. Jones & Co., L.P. c/o Facilities 201 Progress Parkway St. Louis, MO 63043 and c/o Assistant General Counsel 12555 Manchester Road St. Louis, MO 63131

Proof of the deposit of such notice in the United States mail with postage prepaid and so addressed shall constitute a conclusive presumption of its delivery as of the second day following its deposit.

Section 33. Successors and Assigns.

A. All rights, obligations, and liabilities given to, or imposed upon, the parties hereto shall extend to and bind the respective heirs, executors, administrators, successors, sublessees, licensees, concessionaires, and assigns of such parties. No right, however, shall inure to the benefit of any assignee or sub-lessee of Tenant unless Landlord has given prior written consent to such assignment or sub-lease and such assignee or sub-lessee has complied with the terms of Section 20 above.

B. In the event of any sale or exchange of the Leased Premises by the Landlord and assignment by Landlord of this Lease, the Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of the covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises of this Lease occurring after the consummation of such sale or exchange and assignment. Regardless of such sale, assignment, transfer, or exchange of the Leased Premises, by Landlord, this Lease shall remain in full force and effect and the buyer and/or subsequent buyers shall assume all the responsibilities and obligations of this Lease, and further, the Tenant shall remain liable for all of Tenant's obligations pursuant to this Lease.

Section 34. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord

may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 35. Entire Agreement. This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or Tenant unless reduced to writing and signed by them.

Section 36. Relationship of Parties. Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partnership, joint ventures or any other relationship between the parties hereto, other than the relationship of Landlord and Tenant. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

Section 37. Captions. Any headings preceding the text of the several articles and subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction, or effect.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

EDJ LEASING CO., L.P., a Missouri limited Partnership ("Landlord")

By:________________________
Its Authorized Partner

EDWARD D. JONES & CO., L.P. ("Tenant")

By:________________________
Its Authorized partner

NET LEASE AGREEMENT
(Arizona Training Center)

THIS NET LEASE AGREEMENT ("Lease") is made and entered into by and between EDJ LEASING CO., L.P., a Missouri limited partnership, hereinafter referred to as "Landlord" and EDWARD D. JONES & CO., L.P., a Missouri limited partnership, hereinafter referred to as "Tenant".

WITNESSETH:

1. Premises and Term.

In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord certain Premises situated in Maricopa County, Arizona, and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated upon said premises (said real property, buildings and improvements hereinafter referred to as the "Premises").

TO HAVE AND TO HOLD the same for a term commencing and ending as described on Exhibit "B". Tenant acknowledges that it has inspected and accepts the Premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said building and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord unless such are expressly set forth in this Lease.

It is acknowledged that Landlord has an interest in the Premises as a ground sublessee under that certain ASU Research Park Lease dated January 12, 1995, between Landlord, as assignee, of Motorola, Inc., as tenant, and Price-Elliott Research Park, Inc., as landlord ("Sublease"). It is further acknowledged that Price-Elliott Research Park, Inc. has an interest in the ASU Research Park as a ground lessee under a certain Ground Lease dated October 8, 1984, as amended ("Ground Lease"), wherein the Arizona Board of Regents acting for and on behalf of the Arizona State University, is lessor, and Price-Elliott Research Park, Inc. is lessee. Accordingly, this Lease shall be subject to all the terms, conditions and provisions of the Sublease and the Ground Lease and to the extent of any inconsistency between the provisions of this Lease and the provisions of the Sublease or Ground Lease, the provisions of the Sublease or Ground Lease, as the case may be, shall take precedence over any contrary provisions in this Lease.

To the extent any additional covenants, obligations or requirements are contained in either the Sublease or the Ground Lease which are not contained in this Lease, said Sublease or Ground Lease provisions shall apply to Tenant under this Lease, to the same extent as if said provisions were fully set forth in this Lease. Tenant acknowledges all of the foregoing matters and agrees,

additionally, to comply with all the terms, covenants and provisions of the Sublease and the Ground Lease.

2. Rent.

Tenant agrees to pay to Landlord rent for the Premises, in advance, without demand, deduction or set-off, for the entire term hereof as set forth on Exhibit "B". Monthly installments of rent as set forth on Exhibit "B" shall be due and payable on the date hereof ("Commencement Date") and a like installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the hereby demised term, except that the rental payment for any fractional month at the commencement or end of the Lease period shall be prorated.

3. Use and Governmental Compliance.

The Premises may be used for offices, laboratories, classrooms and other facilities for research, testing, teaching, training and general administrative and other corporate purposes and all uses permitted under the Permitted Uses described in Exhibit "C" attached hereto and made a part hereof by this reference. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the buildings in which the Premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) that would render the insurance thereon void or the insurance risk more hazardous.

4. Taxes.

A. Tenant agrees to pay as additional rental, before they become delinquent, all taxes, assessments and governmental charges of any kind and nature whatsoever, including without limitation, taxes, if any, on rent due hereunder (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the buildings and the grounds, parking areas, driveways and alleys around the buildings. Tenant shall also be subject to the provisions of Section 6 of the Sublease pertaining to taxes, the Municipal Service Fee and other provisions of Section 6 of the Sublease.

B. Tenant shall have the right to employ at Tenant's expense, a tax consulting firm to attempt to assure a fair tax burden on the buildings and grounds within the applicable taxing jurisdiction.

C. Tenant shall have the right to contest the amount or validity of any tax by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving Tenant

of its covenant to pay any such tax. Landlord shall join in any such proceeding to the extent necessary to permit Tenant to properly prosecute the same, provided, however, that Landlord shall not be subjected to any such proceeding brought by Tenant, and Tenant hereby covenants to defend, indemnify and hold Landlord harmless from any such costs or expenses.

D. Any payment to be made pursuant to this Section 4 with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

E. Nothing contained in this Lease shall require Tenant to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of Landlord, of any income, excess profits or revenue tax or any other tax, assessment, charge or levy upon the rent payable by Tenant under this Lease.

5. Tenant's Repairs.

Tenant shall promptly make all necessary repairs and replacements to the Premises at Tenant's own cost and expense, including but not limited to, the roof, exterior walls, foundation, structural components, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition and Tenant shall be responsible for all management services for the Premises. Tenant may hire a reputable, established property manager acceptable to Landlord.

6. Alterations.

A. Tenant may, at Tenant's sole expense, make any and all alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations) without the prior consent of Landlord (all referred to as "Alterations"); provided that no Alteration shall at any time be made which (1) shall impair the structural soundness or diminish the value of the Buildings or the Premises, or (2) shall cause any default under the Deed of Trust described on Exhibit B, affecting the Premises, said Deed of Trust hereinafter referred to as "Mortgage".

B. Except as provided in subsection C, all Alterations made on or to the Premises by or on behalf of Tenant and in existence upon the termination of this Lease shall immediately upon such termination be and become the property of Landlord without payment therefor by Landlord.

C. All machinery and equipment, trade fixtures, movable partitions, furniture, machinery and furnishings installed by Tenant or subtenants or licensees of Tenant (in this Subsection collectively referred to as "owner") shall remain the property of the owner thereof with the right of removal, whether or not affixed and/or attached to the real estate and the owner thereof shall be entitled to remove the same or any part thereof during the term or at the end of the term provided herein, or if the term shall end prior to the date specifically fixed for such termination, then within a reasonable time thereafter.

D. Tenant shall indemnify and hold Landlord harmless against any and all costs and expenses which Tenant may incur in connection with any construction of any Alterations effected by Tenant or subtenants and licensees of Tenant on or at the Premises. All such work shall be done in a good and workmanlike manner in compliance with all applicable building, zoning and/or other laws, ordinances, governmental regulations or requirements.

7. Inspections.

Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises. During the period that is three months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least 45 days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

8. Utilities.

Tenant shall pay for all sewer, water, gas, electricity, telephone, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises under the Space Leases. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

9. Subletting.

Tenant shall have the right to sublet the whole or any part of the Premises without the prior consent of Landlord but subject to the lender's rights pursuant to the Mortgage. But no such sublease shall release the Tenant of its obligations.

10. Fire, Casualty and Liability Insurance.

A. All fire, casualty and liability insurance shall be maintained in compliance with the Mortgage. All costs and payments incurred as a result of maintaining said insurance shall be borne by the Tenant.

B. Landlord may with Tenant's consent, procure and maintain the insurance coverages described above and may do so by way of blanket insurance policies, subject to 10A. above. In such event, Tenant agrees to pay to Landlord, as additional rental, Tenant's full proportionate share of such insurance cost. Said payments shall be made to Landlord within 10 days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be

made pursuant to this Subsection with respect to the year in which this Lease commences or terminates shall bear the same ratio to the payment that would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

11. Liability and Indemnity.

A. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, including claims arising from a lack of or insufficient security to protect invitees of the Premises from the criminal acts of third parties, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorneys' fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord.

B. Landlord hereby releases Tenant and Tenant hereby releases Landlord from and against any and all claims, demands, liabilities or obligations whatsoever for damage to the Premises or loss of rents or profits of either Landlord or Tenant resulting from or in any way connected with any fire or accident or other casualty whether or not such fire, accident or other casualty shall have been caused by the negligence or contributory negligence of any of Landlord or Tenant or by any agent, associate, employee or invitee of any of them, to the extent that such damage or loss is covered under any insurance policy which at the time of such damage or loss permits waiver of subrogation rights prior to a loss thereunder. Landlord and Tenant agree to use due diligence to obtain any necessary endorsement on any insurance policies in order to obtain the result desired under Section 11.

12. Damage or Destruction.

A. If the building or improvements situated upon the Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

B. Except as may be otherwise specifically provided in this section, this Lease shall not be terminated or affected in any way by any damage or destruction to the Premises. In the event of any damage or destruction to the Premises, by fire or other casualty, rent due hereunder shall not be abated in any manner and Tenant (subject to the availability of insurance proceeds and other funds under the provisions of Subsection E hereof) shall diligently proceed to repair any damage or destruction and to rebuild and replace the Premises to the condition in which it existed prior to said damage or destruction. Provided, however, that in the event any amount is paid to Landlord or its mortgagee from any rental insurance policy maintained by Tenant, the amount of rental insurance proceeds payable to landlord or its mortgagee shall be credited against rental payments

required to be made by Tenant hereunder and the rent paid by Tenant shall be reduced by such amount.

C. Subject to any contrary provisions of the Mortgage subsequently placed upon the Premises, which shall take precedence over the following clause (but only so long as said Mortgage is in effect), and notwithstanding the foregoing, in the event that 15% or more of the Building is damaged or destroyed during the term of this Lease or any extension, then either party may terminate this Lease by giving the other party written notice of its election to terminate on or before 30 days following the date of such damage or destruction. The effective date of such termination shall be the date of notice provided that a later time may be specified in Tenant's notice of termination to Landlord. Notwithstanding the foregoing, any such election by Landlord to terminate this Lease shall be null and void and of no force or effect if Tenant, within 30 days after receipt of Landlord's notice to so terminate, exercises one or more options to extend the term of this Lease in which event, Tenant shall rebuild and repair pursuant to this Section 12. In the event of such termination, Tenant shall assign all insurance and other proceeds payable as a result of such damage or destruction to the Landlord and Tenant shall have no further rights in any such insurance proceeds (other than those proceeds payable to Tenant as a result of any damage or destruction to any personal property or trade fixtures or machinery or equipment belonging to Tenant and allowed to be removed from the Premises by Tenant under the terms of this Lease) and this Lease shall thereafter terminate and be of no further force or effect.

D. Subject to terms of the Mortgage, Landlord shall make all insurance proceeds available for repair and rebuilding of the Premises and shall cooperate with Tenant in order to obtain such proceeds from any insurer; provided that Landlord and Tenant shall be subject to the terms and conditions on the availability and use of said insurance proceeds imposed by the holder of any such Mortgage.

E. Subject to any additional requirements, conditions or approvals contained in the Mortgage which shall control as long as said Mortgage is in effect, proceeds of insurance or amounts in lieu thereof paid by Landlord for rebuilding or repair of the Premises shall be paid from time to time as the work progresses subject to the following conditions:

(1) Tenant shall not be in default under this Lease;

(2) Tenant shall pay the cost of such repairs in excess of the amount of insurance proceeds and deposit the difference between the cost of repairs and amount of insurance proceeds with Landlord so that there are sufficient funds on deposit at all times with Landlord to complete the repairs as certified by an architect approved by Landlord provided that so long as the Mortgage is in effect Tenant shall continue its payment without any reduction for said credit;

(3) Tenant shall provide suitable completion and performance bonds and builder's all-risk insurance;

(4) Such other conditions as would customarily be required by a local construction lender, or are otherwise reasonable.

F. Tenant assumes all risks of any damage to Tenant's property that may occur by reason of water or the bursting or the leakage of any pipes or waste water upon the Premises or from any act of negligence of any other person, or fire or hurricane or other act of God or from any cause whatsoever.

13. Condemnation.

A. Condemnation means the taking of all or any part of the Premises or possession thereof under the power of eminent domain; or the voluntary sale of all or any part of the Premises to any person having the power of eminent domain, provided that the Premises or a portion thereof is then under the threat of condemnation.

B. Subject to any contrary provisions in the Mortgage which shall control as long as said Mortgage is in effect, if during the term of this Lease, 15% or more of the Building on the Premises are taken by condemnation or if the parking spaces on the Premises are reduced by more than 15% as a result of condemnation then at the option of Tenant this Lease shall terminate and the rent shall be abated during the unexpired portion of the term, effective on the date of vesting of title in the condemning authority. The option to terminate in this section must be exercised within 30 days following the date of vesting of title in the condemning authority or shall be deemed to be waived.

C. If during the term of this Lease, less than 15% of the Building on the Premises are taken by condemnation or parking spaces on the Premises are reduced by 15% or less as a result of condemnation or if Tenant does not elect to terminate this Lease as provided in Section B above, then this Lease shall not terminate, but shall remain in full force and effect and the Tenant (subject to the provisions of Section G hereof) shall reconstruct the Premises to a complete architectural unit.

D. If all or any portion of the Premises is taken by condemnation for a limited period of time, this Lease shall not terminate and Tenant shall continue to perform its obligations hereunder, including but not limited to the payment of rent, as though such taking had not occurred except to the extent that it may be prevented from so doing pursuant to the terms of the order of the authority which made the condemnation. In the event of such a temporary taking, Tenant shall be entitled to the entire award made for such taking (whether paid by way of damages, rent or otherwise), subject to the rights of the Mortgagee, unless the period of governmental occupancy extends beyond the termination of the term, in which case the award shall be apportioned between Landlord and Tenant as of the date of such termination, subject to the rights of the Mortgagee.

E. Upon any termination of this Lease as a result of a condemnation, all rent, impositions and charges of all types shall be adjusted and prorated to the date of such termination and all other rights and obligations of the parties hereunder shall cease to accrue after said date except for the distribution of any award or compensation for such taking, and provided that Tenant shall be allowed a reasonable time to remove its property from the Premises.

F. In the event of any condemnation, except as may be specifically provided herein, Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord shall receive the full amount of such award. Notwithstanding the foregoing, Tenant shall have the

right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant for Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's furniture, fixtures, Leasehold improvements and equipment, and for the Leasehold improvements made by Tenant, provided that any compensation therefor shall not reduce the award payable to Landlord.

G. (1) Landlord shall make all condemnation proceeds available for repair and rebuilding of the Premises and shall cooperate with Tenant in order to obtain such proceeds from the condemning authority; provided that Landlord and Tenant shall be subject to the terms and conditions on the availability and use of said condemnation proceeds imposed by the holder of any Mortgage.

(2) In the event that any condemnation proceeds are not available to Tenant for repair and rebuilding of the Premises as a result of any default or action by Landlord or the payment of such proceeds to any holder of a lien or security interest in the Premises (except a lien or security interest made by Tenant) then Tenant may (unless Landlord elects to provide the funds for such repair and rebuilding): (a) cancel this Lease by giving Landlord notice of such election within 30 days following Tenant's demand for payment and in such event no rental shall be payable from and after 60 days after Tenant's demand for payment; or (b) repair and rebuild the Premises and keep this Lease in full force and effect except that Tenant's base rent as specified in Exhibit B hereof shall be abated until such time as the total amount of abated rent is equal to the amount of condemnation proceeds plus interest (determined by first applying abated rent to interest and then principal) and if the remaining term is not long enough to allow for Tenant to recover the full amount of the condemnation proceeds plus interest at the rate of 8-1/2 (eight and one-half) percent, then at Tenant's option, the initial term or extended term during which such damage or destruction occurred shall be extended until the total amount plus interest can be recovered, provided that the foregoing provisions of (a) and (b) shall be abated so long as the Mortgage is in effect.

H. Subject to any additional requirements, conditions or approvals contained in the Mortgage which shall control as long as the Mortgage is in effect, condemnation proceeds or amounts in lieu thereof paid by Landlord for rebuilding or repair of the Premises shall be paid from time to time as the work progresses subject to the following conditions:

(1) Tenant shall not be in default under this Lease;

(2) Tenant shall pay the cost of such repairs in excess of the amount of condemnation proceeds and deposit the difference between the cost of repairs and amount of condemnation proceeds with landlord so that there are sufficient funds on deposit at all times with Landlord to complete the repairs as certified by an architect approved by Landlord and so long as the Mortgage is in effect, Tenant shall continue payments without any reduction for said credit;

(3) Tenant shall provide suitable completion and performance bonds and builder's all-risk insurance;

(4) Such other conditions as would customarily be required by a local construction lender or are otherwise reasonable.

14. Holding Over.

Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing to the terms of such holding over, the holder-over tenancy shall be a month to month tenancy, but subject to termination by Landlord at any time upon not less than 30 days advance written notice, or by Tenant at any time upon not less than 30 days advance written notice and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) times the rent in effect on the termination date, computed on a daily basis for each day of the hold-over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Section 14 shall not be construed as Landlord's consent for Tenant to hold over.

15. Quiet Enjoyment.

Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior Leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon payment of the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

16. Subordination.

This Lease shall be subordinate to the Mortgage.

17. Events of Default.

The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant shall fail to pay any installation of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of 10 days after written notice thereof from Landlord.

(b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(c) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

(d) Tenant shall fail to comply with any terms, provision or covenant of this Lease (other than the foregoing in this Section 17), and shall not cure such failure within 10 days after written notice thereof to Tenant, or, if such failure cannot reasonably be cured within 10 days, then the failure of Tenant to commence to perform the same within 30 days after notice thereof and to thereafter diligently pursue the appropriate action to cure same.

18. Remedies.

A. Upon the occurrence of any of the events of default described in Section 17 hereof, Landlord shall have the option, without any notice or demand whatsoever, to enter upon the Premises by force, if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses that Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

B. Upon regaining possession of the Premises, Landlord shall utilize reasonable efforts to relet the Premises. Landlord may relet the Premises at such rental and upon such terms as may be reasonably obtained under the circumstances. Landlord is authorized to make all necessary repairs and alterations in or to the Premises for the new lessee and to charge the cost thereof to Tenant. The net amount of rent received by Landlord from such reletting, after deduction of any and all costs and expenses incurred in connection with such repossession and reletting, shall be credited upon Tenant's obligations to Landlord. If the net rent collected by Landlord is not sufficient to pay the full amount of rent, additional rent, damages, attorneys' fees, expenses and other amounts required to be paid by Tenant under this Lease, then Tenant shall pay the amount of such deficiency to Landlord upon demand. Prior to any such reletting (and thereafter to the extent of any insufficiency of the net rent collected on reletting), Landlord shall additionally be entitled to file and pursue one or more actions, from time to time, to recover rent from Tenant along with any other costs, expenses or damages Landlord has incurred as a result of Tenant's default.

C. In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord interest at the rate of eight and one-half percent (8 ½%) per annum on demand on such installments; and the failure to pay such amount within 10 days after demand therefor shall be an event of default hereunder. The provision for interest shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

D. Any and all of Tenant's property, including, without limitation, machinery, equipment, fixtures, furniture, furnishings, stock and inventory remaining on or in the Premises for more than

30 days after termination of this Lease, shall be conclusively deemed to have been forever abandoned by Tenant, and at the option of Landlord, shall become the sole and absolute property of Landlord. Landlord may handle, remove, store, sell or otherwise dispose of said property, at the cost and expense of tenant and without liability to Landlord.

E. In the event of any default under this Lease by Tenant, Landlord may, after 15 days written notice to Tenant, cure such default for the account and at the expense of Tenant. Any money spent or cost or expenses incurred by Landlord in curing such a default for the account of Tenant shall be deemed additional rental due from Tenant to Landlord, payable upon demand and shall bear interest from the date incurred until paid.

F. If either party should default under the terms of this Lease and such default is not cured in accordance with the terms hereof, the other party shall be entitled to recover from the defaulting party all reasonable costs, charges, expenses and attorneys' fees incurred in connection therewith and in connection with the other party's remedies undertaken on account of such default and any negotiations in regard thereto.

G. Pursuit of the foregoing remedy shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or things done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or any acceptance of surrender of the Premises.

19. Landlord's Default.

In the event Landlord should become in default in any payments due on any such mortgage described in Section 16 hereof or in the payment of taxes or any other items that might become a lien upon the Premises and that Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized and empowered after giving Landlord 15 days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord. In the event Tenant pays any mortgage debt in full, in accordance with this section, it shall, at its election be entitled to the mortgage security by assignment or subrogation.

20. Mechanic's Liens.

Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises

or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

21. Notices.

Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing, or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notices of the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts actually have been received by Landlord, and the Mortgagee, if required by the Mortgage.

B. All notices required to be delivered by Landlord to Tenant hereunder shall be delivered to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

D. If and when included within the term "Landlord" as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notice and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, here are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included with the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provision of the section to the same effect as if each had received such notice.

22. Miscellaneous.

A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires.

B. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution proof of due authorization by partners, or other appropriate documentation evidence the due authorization of such party to enter into this Lease.

C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope of intent of this Lease or any provision hereof, or in any way affect the interpretation of this Lease.

D. Tenant agrees from time to time within 30 days after request of Landlord or the mortgagee under the Mortgage, to deliver to Landlord, or such mortgagee an estoppel certificate in such form as is reasonably requested. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

E. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties herein and approved by Landlord's mortgagee, if any.

F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment herein, in good condition and repair. Tenant also, prior to vacating the Premises, shall pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Tenant hereby waives any notice of default and non-payment thereof.

G. The laws of the State of Arizona shall govern this Lease. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal,

invalid or unenforceable clause or provisions as may be possible and be legal. valid and enforceable.

H. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date on which all parties hereto have executed this Lease.

23. Notice of Default.

Upon the occurrence of any event of default, Tenant hereby waives any notice or demand whatsoever.

24. Additional Provisions.

Any additional provisions are set forth on Exhibit "B" attached hereto and incorporated hereby this reference.

25. Subject to Deed of Trust.

To the extent of any inconsistencies between the terms of this Lease and the terms of the Mortgage, the terms of the Mortgage shall govern and further provided that this Lease shall not be cancelled so long as the Mortgage is in effect.

EXECUTED AS OF THIS 27th DAY OF April, 2002.

TENANT:

EDWARD D. JONES & CO., L.P.,
a Missouri limited partnership

By: EDJ Holding Company, Inc.,
a Missouri corporation, its sole
general partner

By: [signature]
Steven Novik, Treasurer

LANDLORD:

EDJ LEASING CO., L.P.,
a Missouri limited partnership

By: LHC, Inc.,
a Missouri corporation
Its General Partner

By: [signature]
Steven Novik, Treasurer

EXHIBIT A

Lot 33 ASU Research Park, Tempe, Arizona

EXHIBIT B

TERM OF LEASE

1. The "Initial Term" of this Lease shall be for a period of fifteen (15) years which shall commence on May 1, 2002 ("Commencement Date") and end on April 30, 2017.

2. Tenant shall have the option to extend the term of this Lease under the same terms and conditions (including rent) of this Lease in existence at the time of renewal for two additional, separate and consecutive terms of five years ("Extended Term" or "Extended Terms"). The first five year Extended Term, if exercised, will commence at the expiration of the Initial Term, and each succeeding Extended Term will commence at the expiration of the immediately preceding Extended Term. Failure to exercise any option to extend shall terminate Tenant's option to extend for any subsequent Extended Terms. Landlord agrees to give Tenant notice of Tenant's option to extend at least six months and no more than nine months prior to the expiration of the Initial Term and each Extended Term. Tenant shall exercise its option by giving Landlord notice thereof within three months following the date that Landlord gives Tenant notice of its option to extend.

3. For the purposes of this Lease whenever the word "term" or the phrase "term hereof" or any similar phrase is used in this document, it shall be deemed to include the Initial Term as well as any and all Extended Terms unless a contrary interpretation is clearly expressed.

RENT.

1. For and during the term of this Lease (including any Extended Term), Tenant agrees to pay to Landlord, at Landlord's address for notices, as set forth herein, or to such other address or such other person as may be directed from time to time by notice to Tenant from Landlord, and without deduction or offset, rent as provided in this Exhibit B.

2. Beginning on the Commencement Date of this Lease and thereafter throughout the term of this Lease including any Extended Term, Tenant shall pay to Landlord annual base rent at the rate of One Million Five Hundred Eighty Four Thousand and 00/100 Dollars ($1,584,000.00) per year payable in equal monthly installments of One Hundred Thirty Two Thousand and 00/100 Dollars ($132,000.00) on the 1st day of each month during the term of this Lease allocated as set forth below. Rent for any partial month shall be prorated based on 30 days to the month.

MORTGAGE.

This Lease and the Premises are subject and subordinate to a certain Deed of Trust, Security Agreement, Financing Statement and Fixture Filing with Absolute Assignment of Rents and Leases between Landlord as Borrower and Farm Bureau Life Insurance Company as Beneficiary, dated as of April 27, 2002.

ATTACHMENT 1

LEGAL DESCRIPTION

Lot 33 ASU Research Park

EXHIBIT C

PERMITTED USES

A. INTENT FOR FACILITIES

It is the intent of this Declaration to encourage development within the Research Park of research and development facilities, corporate, divisional, or regional headquarters, pilot plants, and prototype production facilities requiring a high degree of scientific input, information processing and human interaction.

The Research Park is being developed to encourage research/development and related corporate and professional support activities and facilities. The prohibition against unlimited manufacturing contained in Arizona Revised Statute 15-1636 shall be fully applicable to the use of the Research Park.

B. USES PERMITTED

1) Laboratories, offices, and other facilities for research, basic and applied, testing and consulting, information processing conducted by or for any individual, corporation, partnership, business association, or any other type of organization, or concern, whether public or private.

2) Production or assembly of prototype products, scientifically-oriented production, or the assembly of high technology products which are related to the ongoing research and development activities of the tenant. No tenant exclusively engaged in manufacturing or assembly shall be permitted.

3) Pilot plants in which processes planned for use in production elsewhere can be tested and assembled.

4) Corporate, Divisional, and Regional Headquarters with the condition that a relationship exists between that facility's administrative staff and the corporations' research and development endeavors throughout their organizational network, whether located within the park or elsewhere.

5) General offices, conference center with overnight guest accommodations and professional, commercial, personal, and retail services in full or partial support of any uses permitted in paragraphs 1 and 4 above, such as child development centers, food services, accounting and banking facilities, venture capital corporation, post office, mailing centers, training institutes, legal offices, and medical facilities.

6) Incidental operations required to maintain or support any use permitted in paragraphs 1 through 5 above, such as maintenance shops, power plants, waste water treatment facilities, the keeping of animals, and machine shops.

7) Common area improvements and facilities.

8) Any other uses reasonably related to the intended character of the Research Park provided same are first fully authorized in writing by Lessor.

EDWARD D. JONES OFFICE BUILDING
8333 SOUTH RIVER PARKWAY
TEMPE, ARIZONA
RENT ROLL

Tenant	Square Feet	Lease Start	Lease Expiration	Base Rent PSF	Annual Rent	Expenses
Edward D. Jones & Co., L.P.	97,686	4/1/02	3/31/17	$ 16.22	$ 1,584,000	Tenant is responsible for all expenses.

CERTIFIED AS TRUE AND CORRECT:

EDJ LEASING CO., L.P.

By: [signature]

Its: Treasurer

Date: 4/27/02

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE ("First Amendment"), is entered into effective as of the **1st day of January, 2009,** by and between EDJ LEASING CO., L.P., a Missouri limited partnership ("Landlord"), and EDWARD D. JONES & CO., L.P., a Missouri limited partnership ("Tenant").

WITNESSETH

WHEREAS, Landlord and Tenant are parties to a Lease dated April 4, 2008, for the Premises situated at 8640 South River Parkway and 8610 South River Parkway, Tempe, Arizona 85284; and

WHEREAS, Landlord and Tenant wish to extend the term of the Lease with respect to the Premises.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Landlord agree as follows:

1. The term of the Lease is extended, commencing January 1, 2009 and shall end on December 31, 2009.

2. The fixed minimum annual rent paid by Tenant during the renewal term shall be Three Million Five Hundred Thirteen Thousand Three Hundred Dollars ($3,513,300.00), based on a total of 125,475 rentable square feet (124,050 rentable square feet at 8640 South River Parkway and 1,425 rentable square feet at 8610 South River Parkway) at $28.00 per square foot per year, payable in advance in equal monthly installments of Two Hundred Ninety Two Thousand Seven Hundred Seventy Five Dollars ($292,775.00). All rents shall be due and payable on the first day of each and every month of said term.

3. In the event that Tenant is not in default under any of the terms and conditions or provisions of this Lease, then the parties agree the Tenant shall have the option to renew (hereinafter referred to as the "Option to Renew") the Lease for one (1) additional time period, with the time period being a one-year term. All the terms governing the original Lease shall be applicable to any extension of the original Lease, with the sole exception of the rental amount. The rental amount shall be adjusted to reflect the then prevailing market rate for the same or similar premises. Notice of intent to exercise this Option to Renew shall be given to Landlord in writing not less than three (3) months prior to the expiration of the original Lease term, or any renewal term, as the case may be, otherwise this Option to Renew shall be deemed to have been conclusively waived by Tenant.

4. Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:

EDJ LEASING CO., L.P., a Missouri limited partnership

By: LHC, Inc., General Partner

By: [signature]
Steven Novik, Treasurer

Date: 12/9/08

TENANT:

EDWARD D. JONES & CO., L.P., a Missouri limited partnership

By: EDJ Holding Company, Inc., General Partner

By: [signature]
Steven Novik, Treasurer

Date: 12/9/08